Asset Retirement Obligation	12 Months Ended
Dec. 31, 2021
Asset Retirement Obligation Disclosure [Abstract]
ASSET RETIREMENT OBLIGATION

NOTE 10 – ASSET RETIREMENT OBLIGATION

Changes in the asset retirement obligation for the years ended December 31, 2021 and 2020 are as follows:

	December 31,	December 31,
	2021	2020
Asset retirement obligation, beginning of period	$1,233,514	$826,637
Obligation incurred:
Kiewit properties	6,833	283,347
JJS property	-	31,016
Accretion expense	121,947	92,514
Asset retirement obligation, end of period	$1,362,294	$1,233,514

In early 2020, the Company updated the asset retirement obligation to reflect a plan for reclamation and closure of the Kiewit and JJS properties at the end of their lives which resulted in an increase of estimated undiscounted costs of $198,365. The asset retirement asset and obligation increased by $125,363 as a result of a change in the estimated timing of costs and the impact of discounting the costs to present value. In late 2020, the Company received notification regarding an increase in its reclamation bond which resulted in a re-assessment of its original reclamation cost estimate. As a result of this reassessment, the asset retirement asset and asset retirement obligation balances were increased by $189,000. This estimate was adjusted by $6,833 in early 2021.

The estimated reclamation costs in 2021 and 2020 were discounted using credit adjusted, risk-free interest rate of 10% from the time the Company incurred the obligation to the time it expects to pay the retirement obligation.